Exhibit 99.1

Investor Presentation July 2018

Disclaimer

GLOBAL MEDICAL REIT

This presentation is for informational purposes only and does not constitute an offer and/or an invitation and/or a recommendation to sell, or a solicitation of offers to purchase, Global Medical REIT Inc.'s (the "Company", or "GMRE") securities. The information contained in this presentation include selective and partial information only, that the Company has seen fit to share with the addressees of this presentations and does not purport to be complete and should not be relied upon as a basis for making an investment decision in the Company's securities. It is possible that the way of presenting the information included in this presentation differs from the way it is included in the publications that the Company release to the public. This presentation includes a summary of the issues described within it and the context in which they are discussed, and not the entire information it the Company's possession with regard to these issues. In any instance of contradiction between the data in this presentation and the data in the Company's public reports, the data in the Company's reports shall prevail. This presentation also contains statements that, to the extent they are not recitations of historical fact, constitute estimates, statements and forward-looking estimations ("Forward-looking Statements"). Forward-looking statements are typically identified by the use of terms such as "may," "should," "expect," "could," "intend," "plan," "anticipate," "estimate," "believe," "continue," "predict," "potential" or the negative of such terms and other comparable terminology. The forward-looking statements included herein are based upon the Company's current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties and are dependent on third parties, the materialization of work assumptions, plans, designs, estimates, timetables, results, market conditions and so on, which are based on the data at the Company's disposal at the time of this presentation was prepared. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company's control. There is no certainty with regard to the realization of the Forward-looking Statement and the Company's actual results and performance could differ materially from those set forth in the forward-looking statements due to the impact of many factors including, but not limited to, those discussed under "Risk Factors" in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and any prospectus or prospectus supplement filed with the Securities and Exchange Commission.
Information other than the Forward-looking Statements is presented as of the date of this presentation. The Company undertakes no obligation to update or revise any information included in this presentation, whether it is a Forward-looking Statements or otherwise for any reason after the date of this presentation, unless required by law.

This presentation includes information regarding certain of the Company's tenants. The information related to the Company's tenants contained in this report was provided to us by such tenants or was derived from publicly available information. We have not independently investigated or verified this information. We have no reason to believe that this information is inaccurate in any material respect, but we cannot provide any assurance of its accuracy. We are providing this data for informational purposes only.

The Company owns all proprietary rights to the information included in this presentation. This presentation may not be copied, reproduced, distributed, published or used in any other way, in whole or in part, without prior written permission from the Company.

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Company Highlights

GLOBAL MEDICAL REIT

Key Portfolio Statistics [1]

- 70 buildings leased to 39 tenants in 22 States
- 1.9M SF of Healthcare RE
- $602M gross investment
- Weighted Avg. acquisitions cap rate of 7.8%
- 10.6 years average lease term
- 100% leased
- 4x W.A rent coverage at acquisition [2]
- 2.1% W.A rent escalations
- Tenants include: *For-Profit Systems Affiliations and Surgical Operator Partnerships, Dominant Local Physician Groups, Not-For-Profit Health System Affiliations*

Key Company Statistics [3]

- Current Market Capitalization = $194M
- Common Stock Outstanding = 21.6M
- Financial Highlights [4]: ($ in thousands)
  - Total Assets = $539,856
  - Debt = $267,727 [5]
  - Total Stockholders' Equity = $254,743
  - Q1 Total Revenue = $11,564
  - Annualized Total Revenues = $46,256 [6]
  - Q1 FFO = $4,230
  - Annualized FFO = $16,920 [7]

(1) As of 4/30/18; (2) For purposes of calculating our portfolio weighted-average EBITDARM coverage ratio at acquisition ("Rent Coverage Ratio"), we: (i) did not include our medical office building and other non-hospital tenants that are themselves credit rated or are subsidiaries of credit-rated health systems, (ii) where applicable, added back physician compensation in determining EBITDARM for each tenant and (iii) excluded the Rent Coverage Ratio for our City Hospital at White Rock acquisition, as this property has a new tenant with a new business model and, therefore, we believe historical financial information for this property is not relevant. (3) As of 6/1/2018 ; (4) Three months ended March 31, 2018 unless otherwise noted; Per Q1 Form 10-Q ; (5) $229,150 credit facility at L + 225; excluding unamortized debt discount: $7,378 senior debt from Capital One at 3.7% with 2020 maturity; $32,097 CMBS senior debt from Cantor Fitzgerald at 5.22% with 2023 maturity; (6) Q1 2018 total revenue multiplied by 4. This methodology represents annual amounts to a certain point in time and does not take into consideration future increases in rent by lease agreements (7) Q1 2108 FFO multiplied by 4 "FFO" means funds from operations. See the Appendix hereto for a reconciliation of FFO to net income.

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Company Highlights • Leverage long - term demographic tailwinds by focusing on the increasing specialization and localization of healthcare delivery • Own facilities providing mission critical services with strong physician operators • Build a diversified, institutionally liquid portfolio with attractive yields Differentiated Strategy • Physician and real estate focused underwriting model • Multiple layers of review and approval of acquisitions Disciplined Execution • Focus on high - quality assets with attractive cap rates • Robust investment pipeline Large Market Opportunity • Management team possesses extensive expertise in healthcare real estate acquisitions, finance, development and administration • Average over 20 years of experience with deep relationships in the space Seasoned Management Team 3

Organizational Chart 4 Jeffrey Busch Chairman & CEO Bob Kiernan CFO SVP SEC Compliance & Technical Accounting Controller Accounting Manager Senior Staff Accountant Senior Accountant Staff Accountant Jamie Barber General Counsel Alfonzo Leon CIO VP Acquisitions Analyst SVP Acquisitions Danica Holley COO Director, Systems & Operations Real Estate Asset Manager Office Administrator * Reflects employees of the management company that service GMRE

Strategy Leverages Key Dynamics in Healthcare Today Healthcare Industry’s “Path of Growth” Favors Localization and Specialization Strong Providers in our Markets Require Real Estate Solutions The biggest risks to healthcare real estate are driven by operator quality Efficient Pricing for “One - off” Acquisitions and Smaller Portfolios Industry - wide demographic tailwinds support GMRE’s core strategic vision 5

Increasing Demand for Localized Delivery 0% 20% 40% 60% 80% 100% 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 Outpatient Surgeries Inpatient Surgeries An Aging Population… (6)  The U.S. 65 + age group is growing faster than the country’s population – ~ 10,000 Baby Boomers turn 65 every day – By 2030 , older adults will make up 20 % of the American population, up from 13 % today  Approximately 90 % of adults over 65 have one or more chronic condition; this includes diabetes, heart disease, arthritis, depression, and hypertension  About 25 % of Baby Boomers expect to live past age 90 , which will require more medical attention … Requires Conveniently Located Healthcare (2)  According to the 2017 CVS Health Institute survey, individuals aged 65 + want to be independent as long as possible – 79 % of survey participants noted that they plan to “age in place,” either alone or with a spouse or family member  96 % of seniors rated convenient location as somewhat important or very important to their healthcare decisions The Patients are Changing _____________________ Source: Analysis of American Hospital Association Annual Survey data, 2014, for community hospitals. US Census Bureau: Nation al and State Population Estimates, July 1, 2014. (1) The Elder Care Workforce Alliance, 2013. (2) CVS Health Institute, 2017. 6 Most of our facilities are out - patient services

Shifting Demographics and Consumer Preferences Spur Healthcare Industry Growth Positions us to Benefit From Overall Industry Tailwinds Projected Aging of US Population  65 + age group expected to double between 2015 and 2060  85 + age group expected to triple between 2015 and 2060  Use of healthcare dramatically increases with age  GMRE targets practice types frequently utilized by older demographics: cardiovascular treatment, eye surgery, gastroenterology, oncology treatment and orthopedics Changing Consumer Preferences Are A Major Factor In GMRE’S Property Selection 15% 17% 19% 21% 21% 22% 22% 22% 23% 24% 0% 5% 10% 15% 20% 25% 0 20 40 60 80 100 120 2015 2020 2025 2030 2035 2040 2045 2050 2055 2060 Percentage 65 and Older Millions of People 65-74 75-84 85+ % 65+ _____________________ Source: American Hospitals Association Annual Survey for community hospitals. 7

- 10.6% 65.3% - 51.6% 37.4% - 29.4% 117.3% (75.0%) (50.0%) (25.0%) 0.0% 25.0% 50.0% 75.0% 100.0% 125.0% 150.0% Great Recession SNL U.S. REIT Healthcare RMZ S&P 500 Our Space is a Historically Recession - Resistant Asset Class _____________________ Source: SNL Financial as of 1/3/18. SNL U.S. REIT Healthcare Index includes ARF, AGR, CTRE, CHCT, AW9U, GBCS, GMRE, HCP, 3455, HR, HTA, INA, LTC, MRT, MPW, NHI, SNR, NWH.UN, OHI, C2PU, DOC, PHP, QCP, S BRA , SNH, THRL, UHT, VTR, and HCN. 8

GMR Watertown, LLC (Delaware) GMR Omaha, LLC (Delaware) GMR Westland, LLC (Delaware) GMR Sandusky, LLC (Delaware) GMR Pittsburgh, LLC (Delaware) GMR Altoona, LLC (Delaware) GMR Lewisburg, LLC (Delaware) GMR East Orange, LLC (Delaware) GMR Reading, LLC (Delaware) GMR Mechanicsburg, LLC (Delaware) GMR Asheville, LLC (Delaware) GMR Ellijay, LLC (Delaware) GMR Cape Coral, LLC (Delaware) GMR Memphis, LLC (Delaware) GMR Plano, LLC (Delaware) GMR Prescott, LLC (Delaware) GMR Carson City, LLC (Delaware) GMR Mesa, LLC (Delaware) GMR Las Cruces, LLC (Delaware) GMR Melbourne, LLC (Delaware) GMR Oklahoma City, LLC (Delaware) GMR Great Bend, LLC (Delaware) GMR Flower Mound, LLC (Delaware) GMR Sherman, LLC (Delaware) GMR Brockport, LLC (Delaware) GMR Lubbock, LLC (Delaware) GMR Austin, LLC (Delaware) GMR Albertville, LLC (Delaware) GMR Moline, LLC (Delaware) GMR Fort Worth, LLC (Delaware) GMR Lee’s Summit, LLC (Delaware) GMR St. George, LLC (Delaware) GMR Silvis, LLC (Delaware) GMR Amarillo, LLC (Delaware) GMR East Dallas, LLC (Delaware) GMR Gainesville, LLC (Delaware) GMR Germantown, LLC (Delaware) GMR Orlando, LLC (Delaware) GMR Clermont, LLC (Delaware) GMR Belpre, LLC (Delaware)

Portfolio of Established Strong Health Care Operators Not - For - Profit Health System Affiliations 10 For - Profit Systems Affiliations and Surgical Operator Partnerships Dominant Local Physician Groups

High Quality Portfolio Newer buildings, strong tenant affiliations, convenient locations, long - term leases _____________________ Source: GMRE data as of 4/30/18 (1) For purposes of calculating our portfolio weighted - average EBITDARM coverage ratio at acquisition (“Rent Coverage Ratio”), we: ( i) did not include our medical office building and other non - hospital tenants that are themselves credit rated or are subsidiaries of credit - rated health systems, (ii) where applicable, added back physician compensation in determinin g EBITDARM for each tenant and (iii) excluded the Rent Coverage Ratio for our City Hospital at White Rock acquisition, as this property has a new tenant with a new business model and, therefore, we believe historical financial in formation for this property is not relevant. 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029+ % of Portfolio % of Portfolio SF Expiring by Year Tenant Affiliation or Property Location Category By Rent (A) On Campus or Adjacent 32% (B) Health System Affiliated 49% (C) On Campus or Affiliated 63% (D) Medical Office Park 19% (E) Retail Center 24% (F) National Surgical Operator 20% (A), (B), (D), (E) or (F) 86% 11

Portfolio Dashboard _____________________ As of 4/30/2018 (1) Monthly base rent for April 2018 multiplied by 12. 12 Encompass 11% Memorial Health 11% OCOM 8% Kindred Health 6% Carrus Hospital 5% Pipeline Health 5% Great Bend Hospital 5% Select Medical 4% Orlando Health 3% Conrad Pearson 3% All Others 39% % of Annualized Base Rent by Tenant MOB 26% MOB/ASC 14% MOB/Imaging/ER 13% IRF 23% Acute Hospital 9% Surgical Hospital 8% LTACH 4% Physical Therapy 2% All Others 1% % of Annualized Base Rent by Asset Type MOB = Medical Office Building; ASC = Ambulatory Surgical Center; ER = Emergency Room; LTACH = Long Term Acute Care Hospital; IRF = In - Patient Rehabilitation Facility; ACO = Accountable Care Organization ; LTAC = Long Term Acute Care

Portfolio Dashboard _____________________ As of 4/30/2018 (1) Monthly base rent for April 2018 multiplied by 12. 13 TX 23% OH 14% PA 13% OK 8% FL 7% TN 5% KS 5% AZ 5% NE 4% IL 3% All Others 13% % of Annualized Base Rent by State Inpatient Rehab 23% Health System 21% Multi - specialty 16% Acute Care Hospital 9% Opthalmology 6% Gastroenter ology 4% LTAC 4% Urology 3% ACO 3% Orthopedic 3% All Others 8% % of Annualized Base Rent by Specialty ACO = Accountable Care Organization ; LTAC = Long Term Acute Care

Property Portfolio

GLOBAL MEDICAL REIT

Property	Location	# of Buildings	Facility Type	Net Leasable Square Feet	Lease Years Remaining	Annualized Rent / NOI[1]	Annualized Rent Per Square Foot[1]	Tenant/Guarantor[2]
Albertville Medical Building	Albertville, MN	1	MOB	21,486	10.7	$481,072	$22.39	Stellis Health
Heartland Clinic	Moline, IL	1	MOB/ASC	34,020	15.2	$891,601	$26.21	Heartland Clinic
Orlando Health	Orlando, FL	5	MOB	59,644	4.5	$1,340,221	$22.47	Orlando Health
Conrad Pearson Clinic	Germantown, TN	1	MOB/ASC	33,777	6.0	$1,488,205	$44.06	Urology Center of the South/Physician guarantees
Cardiologists of Lubbock	Lubbock, TX	1	MOB	27,280	11.3	$600,160	$22.00	Lubbock Heart Hospital/Surgery Partners, Inc.
Gainesville Eye	Gainesville, GA	1	MOB/ASC	34,020	11.8	$776,336	$22.82	SCP Eyecare Services
Lonestar Endoscopy	Flower Mound, TX	1	ASC	10,062	8.4	$294,129	$29.23	Lonestar Endoscopy Center, LLC
Unity Family Medicine	Brockport, NY	1	MOB	29,497	12.6	$620,653	$21.04	Unity Hospital of Rochester
Great Bend Regional Hospital	Great Bend, KS	1	Acute Hospital	63,978	13.9	$2,186,625	$34.18	Great Bend Regional Hospital, LLC/ Nueterra Holdings, LLC, physician guarantees
Northern Ohio Medical Specialists	Fremont, OH	1	MOB/Img	25,893	11.8	$608,486	$23.50	Northern Ohio Medical Specialists
Southlake Heart & Vascular Institute	Clermont, FL	1	MOB	18,152	4.5	$368,716	$20.31	Orlando Health, Southlake Hospital, Vascular Specialists of Central Florida

Data as of April 30, 2018.
(1) Monthly base rent at April 30, 2018 multiplied by 12. Accordingly, this methodology produces an annualized amount as of a point in time but does not take into account future contractual rental rate increases.
(2) Certain guarantees are for less than 100% of the contractual rental payments.

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Property Portfolio

GLOBAL MEDICAL REIT

Property	Location	# of Buildings	Facility Type	Net Leasable Square Feet	Lease Years Remaining	Annualized Rent/ NOI[1]	Annualized Rent Per Square Foot[1]	Tenant/Guarantor[2]
Thumb Butte Medical Center	Prescott, AZ	1	MOB	12,000	8.8	$370,800	$30.90	Thumb Butte Medical Center/Physician Guaranty
Las Cruces Orthopedic	Las Cruces, NM	1	MOB	15,761	10.8	$361,715	$22.95	Las Cruces Orthopedic Associates
Geisinger Specialty Care	Lewisburg, PA	1	MOB/Img	28,480	5.0	$544,230	$19.11	Geisinger Health
Southwest Florida Neurological & Rehab	Cape Coral, FL	1	MOB	25,814	8.8	$539,771	$20.91	Southwest Florida Neurosurgical Associates
Encompass Mechanicsburg	Mechanicsburg, PA	1	IRF	78,836	3.0	$1,877,298	$23.81	Encompass
Texas Digestive	Fort Worth, TX	1	MOB	18,084	10.2	$431,325	$23.85	Texas Digestive Disease Consultants
Zion Eye Institute	St. George, UT	1	MOB/ASC	16,000	11.7	$400,000	$25.00	Zion Eye Institute
Piedmont Healthcare	Ellijay, GA	3	MOB	44,162	8.2	$364,224	$8.25	Piedmont Mountainside Hospital, Inc.
Carson Medical Group Clinic	Carson City, NV	2	MOB	20,632	5.5	$354,320	$17.17	Carson Medical Group
Northern Ohio Medical Specialists	Sandusky, OH	8	MOB	55,760	9.5	$863,544	$15.49	Northern Ohio Medical Specialists
Brown Clinic	Watertown, SD	3	MOB/Img	46,646	13.4	$721,310	$15.46	Brown Clinic
East Orange General Hospital	East Orange, NJ	1	MOB	60,442	8.4	$961,753	$15.91	Prospect Medical Holdings, Inc.
Respiratory Specialists	Wyomissing, PA	1	MOB	17,598	9.6	$404,754	$23.00	Berks Respiratory

Data as of April 30, 2018.

(1) Monthly base rent at April 30, 2018 multiplied by 12. Accordingly, this methodology produces an annualized amount as of a point in time but does not take into account future contractual rental rate increases.

(2) Certain guarantees are for less than 100% of the contractual rental payments.

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Property Portfolio

Property	Location	# of Buildings	Facility Type	Net Leasable Square Feet	Lease Years Remaining	Annualized Rent/ NOI(1)	Annualized Rent Per Square Foot(1)	Tenant/Guarantor(2)
Berks Physicians & Surgeons	Wyomissing, PA	1	MOB	17,000	8.2	$449,480	$26.44	Berks Eye Physicians & Surgeons
Berks Eye Surgery Center	Wyomissing, PA	1	ASC	6,500	8.2	$240,565	$37.01	Berkshire Eye
Marina Towers	Melbourne, FL	1	MOB/Img	75,899	7.9	$1,126,769	$14.85	Marina Towers, LLC/First Choice Healthcare Solutions, Inc.
Surgical Institute of Michigan	Detroit, MI	1	MOB/ASC	15,018	7.9	$399,238	$26.28	Surgical Institute of Michigan/Surgical Management Professionals
Star Medical Center (3)	Plano, TX	1	Surgical Hospital	24,000	17.8	$1,278,000	$53.25	Star Medical Center/Lumin Health
Gastro One	Memphis, TN	6	MOB/ASC	52,266	9.7	$1,322,750	$25.31	Gastroenterology Center of the MidSouth
Associates in Ophthalmology	West Mifflin, PA	1	MOB/ASC	27,193	12.4	$783,653	$28.82	Associates Surgery Centers, LLC, Associates in Ophthalmology, Ltd.
Kansas City Cardiology	Lee's Summit, MO	1	MOB	12,180	6.7	$275,000	$22.58	Kansas City Cardiology
Orthopedic Surgery Center of Asheville	Asheville, NC	1	ASC	8,840	3.9	$244,750	$27.69	Orthopedic Surgery Center of Ashville/Surgery Partners
Amarillo Bone & Joint Clinic	Amarillo, TX	1	MOB	23,298	11.6	$594,099	$25.50	Amarillo Bone & Joint Clinic
Total Portfolio/Average		**55**		**1,060,218**		**$24,565,552**	**$23.17**	

Data as of April 30, 2018.
(1) Monthly base rent at April 30, 2018 multiplied by 12. Accordingly, this methodology produces an annualized amount as of a point in time but does not take into account future contractual rental rate increases.
(2) Certain guarantees are for less than 100% of the contractual rental payments.
(3) In April 2018, MedOne Texas acquired all of the assets of Lumin Health, LLC, which is the parent company of Star Medical Center

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Disciplined Yet Opportunistic Acquisition Criteria x 70 buildings leased to 39 tenants in 22 States and 100% leased x Strong providers with leading market share x Rent guarantees and other credit protection x Specialization in age - related procedures x Operators with regional footprints x Strong and diversified payor mix and history x Institutional quality x Purpose - built real estate x Single tenant focus with selective multi - tenant acquisitions x Class A / Recent construction or renovation x Amenitized patient areas x Convenient access / location x Long - term leases with annual rent escalations x Healthcare market with clear and quantifiable competitive dynamics x Positioned to benefit from ongoing decentralization trends in healthcare x Proximity to related resources x Long - term positive demand drivers (population growth and demographics) x Barriers to competition Tenants Facilities Markets / Locations We seek acquisition opportunities which score favorably across each of our primary assessment areas 17 • GMRE’s acquisition process contains multiple layers of review and approval, based on the size of a transaction, including a management committee approval process, a Board investment committee approval process and a full Board of Directors approval process. • GMRE adheres to a disciplined acquisition strategy that centers on an underwriting approach that deeply examines the physicia n’s practice in addition to the real estate.

Case Study: Memorial Health System (MHS) Key Statistics New Campus for Rapidly - Growing Health System Four Facilities and ROFO for Future Cancer Center Leading Provider with 200+ Employed Physicians  MHS (Fitch BB - ) operates the 199 - bed Marietta Memorial Hospital (MMH), a 25 - bed critical access hospital, nine outpatient care centers and 26 MOBs and clinics in southeast Ohio  The Belpre Campus is MHS’s third and newest campus with services that include a 24 - hour ER (with 34,400 visits in 2017), a cancer center, full diagnostics, a multi - specialty clinic, spine & joint specialists, a wellness center and community education  The Strecker Cancer Center (SCC) is home to MHS’s flagship cancer treatment services and one of Ohio’s most comprehensive oncology programs; upon completion of a new 80,000 - square - foot facility currently under construction, MHS will relocate the SCC from Marietta to the Belpre Campus  MMH has over 2,500 employees and 211 accredited physicians, which account for more than 90% of the physicians in their Primary Service Area  In fiscal 2017, MHS had total operating revenue of approximately $448 million, an increase of 35.2% over fiscal 2014 revenues of $332 million  MHS has a leading market share of 70% in its Ohio service area and a growing market share of 25% in West Virginia 18 Asset Type Campus with four Medical Office Buildings Gross Leasable Area 155 ,600 Year Built 2011, 2013, 2014, and 2017 City / MSA Belpre / Parkersburg - Marietta - Vienna WV - OH Leased Occupancy 100% W.A. Lease Term 11.0 years Purchase Price $ 64 .2 million Acquisition Cap Rate 7.9%

Case Study: Encompass Portfolio AZ (1) and PA (2)

GLOBAL MEDICAL REIT

Key Statistics

Asset Type	Inpatient Rehab Hospitals
Gross Leasable Area	200,746
Asset Class	Class A-/B+ Assets
Leased Occupancy	100%
Lease Expiration	5/2021 (PA) & 11/2024 (AZ)
Purchase Price	$68.1 million
Acquisition Cap Rate	7.75%

State-of-the-Art Facility



Altoona, PA



Mesa, AZ


HEALTHSOUTH

Mechanicsburg, PA

Serving Contemporary Trends

- Although each facility has a different overall layout, the buildings are purpose built to provide a complete compliment of care
- Sustainable Design Elements such as the use of sunshade devices on windows
- Centrally Located Nursing Stations
- Comforts amenities such as ample Lounge areas and parking for family visits
- Care enhancement services like on-site Pharmacies to properly obtain and administer prescriptions to patients

Market Dominant Tenant

- Encompass is the leading U.S. provider of post-acute healthcare services, offering both facility-based and home-based post-acute service.
- Operates in 30 plus states and Puerto Rico through network home health agencies, and hospice agencies
- HealthSouth had $3.1 billion in revenue in 2015 and $4.6 billion in total assets as of the end of 2015
- The inpatient rehabilitation (IRF) industry is highly fragmented, and HealthSouth has no single, large competitor

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Case Study: Select Medical Specialty Hospital

GLOBAL MEDICAL REIT

Key Statistics

Asset Type	LTACH
Gross Leasable Area	41,113
Year Built	2008
Number of Units (Rooms)	52 licensed beds
Leased Occupancy	100%
Lease Expiration	6/23/2023
Purchase Price	$21.7 million
Acquisition Cap Rate	8.1%

Purpose-Built in Key Location

- Only LTACH in Omaha, NE, receives critical care discharged patients from every area hospital
- Attached to the largest, most prominent regional medical center, Bergan Mercy Hospital
- Federal government recently imparted a moratorium on constructing LTACH facilities in Omaha, in an attempt to cap federal spending
    - High barriers to entry for competition
- Recently constructed, best technological equipment
- Sourced through a developer relationship

New, Class A Building



Market Dominant Tenant

Select Specialty Hospital

- Built for Catholic Health Initiatives System, the largest and strongest healthcare system in Nebraska
- Property operated by Select Medical, Inc. (NYSE: SEM)
- SEM owns 110+ hospitals in 28 states
- 50+ ICU beds on property are continuously occupied and there is often a waiting list

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Financial Snapshot

($ in '000)	Annualized 2018 (1)	Q1 2018	Periods Ended Q4 2017	FY 2017
Total Revenue	46,256	11,564	9,874	30,344
Interest Expense	10,736	2,684	2,168	7,435
Depreciation and Amortization Expense	14,684	3,671	3,303	10,001
Net Income (Loss) (2)	7,604	1,901	1,249	(87)
EBITDA (3)	33,024	8,256	6,720	17,349
FFO (4)	16,920	4,230	3,211	8,329

($ in '000)	As of March 31, 2018
Total Assets	$539,856
Debt	$267,727
Total Stockholders' Equity (including Pref. Shares)	$254,743
Debt to Total Assets	49.59%
Debt to EBITDA (5)	8.1x
Acquisition Rent Coverage ratio (6)	4x

(1) Represents amounts for the three months ended March 31, 2018 multiplied by 4. Actual annual results may differ from those stated in this column (2) Before preferred dividends and results attributable to noncontrolling interest. (3) "EBITDA" means earnings before interest, tax, depreciation and amortization. See calculation of EBITDA in the Appendix hereto. (4) "FFO" means funds from operations. See reconciliation to net income in the Appendix hereto. (5) Equals debt as of March 31, 2018 divided by annualized 2018 EBITDA. (6) For purposes of calculating our portfolio weighted-average EBITDARM coverage ratio at acquisition ("Rent Coverage Ratio"), we: (i) did not include our medical office building and other non-hospital tenants that are themselves credit rated or are subsidiaries of credit-rated health systems, (ii) where applicable, added back physician compensation in determining EBITDARM for each tenant and (iii) excluded the Rent Coverage Ratio for our City Hospital at White Rock acquisition, as this property has a new tenant with a new business model and, therefore, we believe historical financial information for this property is not relevant.

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Aggregate Property Collateral Value for Israeli Bonds (in thousands) 22 $ 205,712 Net book value of property collateral as of March 31 , 2018 25,118 Increase in value based on June 2018 appraisals 64,500 Appraised value of property collateral acquired in April 2018  $ Total Appraised Value of Collateral

Summary • NYSE - traded REIT that operates within the real estate healthcare sector • In connection with the bond offering on the Tel Aviv Stock Exchange, the Company would dual - list its common stock on the Tel Aviv Stock Exchange • Experienced Management and Board of Directors • Diversified portfolio across the nation with strong tenants and long lease terms • Historically Recession - Resistant Asset Class • Operates in a highly regulated environment with significant governance and control requirements • Deploys acquisition strategy and approval process to ensure responsible growth 23

APPENDIX

Leadership JEFFREY BUSCH , Chairman, Chief Executive Officer and President ▪ Over 20 years of experience in healthcare, real estate development, management and investment ▪ Former assistant to the U.S. Secretary of Housing & Urban Development ▪ United States Special Representative to United Nations in Geneva ▪ Developed large - scale residential, commercial, hospitality and retail properties ROBERT KIERNAN , Chief Financial Officer and Treasurer ▪ Over 30 years of experience in financial accounting, reporting and management, including extensive experience in SEC reportin g and Sarbanes - Oxley compliance ▪ Served as the Senior Vice President, Controller and Chief Accounting Officer of FBR & Co. (“FBR”)(NASDAQ: FBRC) beginning in Oct ober 2007 ▪ Prior role as Senior Vice President, Controller and Chief Accounting Officer of Arlington Asset Investment Corp. (NYSE: AI) ▪ Previously Senior Manager in the assurance practice at Ernst & Young ALFONZO LEON , Chief Investment Officer ▪ Over 17 years of experience in real estate finance and has completed $ 3 billion of transactions ▪ Prior experience as principal at investment advisor to pension funds and investment banker representing healthcare systems, dev elopers and REITs ▪ Healthcare real estate investment banker for Cain Brothers ▪ Acquired $ 800 million in multi - family, office, medical office, and industrial property on behalf of institutional investors while at LaSalle Investment DANICA HOLLEY, Chief Operating Officer ▪ Management and business development experience spans more than 18 years ▪ More than a decade of experience managing multinational teams for complex service delivery across disciplines ▪ More than 8 years in healthcare programs and infrastructure as Executive Director of Safe Blood International ▪ More than a decade of experience with SEC compliance and reporting matters, corporate governance, investment banking and REIT - related capital markets ▪ Served as Associate General Counsel of FBR ▪ Prior role as Senior Associate – REIT Capital Markets at Hunton & Williams LLP, where he represented public REITs in conjunction with their SEC compliance requirements, corporate governance matters, offerings of equity and debt securities and merger and acquisition transactio ns ▪ Previously with Sullivan & Cromwell LLP and KPMG JAMIE BARBER, General Counsel and Corporate Secretary 25

Independent Directors

Majority independent Board with strong backgrounds in healthcare, real estate and capital markets

GLOBAL MEDICAL REIT

Henry Cole

- President of Global Development International, providing development support and oversight for initiatives in medical and healthcare programs (e.g. Instant Labs Medical Diagnostics, MedPharm & MPRC Group)
- Former President and Founder of international programs at The Futures Group International, a healthcare consulting firm
- Yale (B.S.); Johns Hopkins (MA)

Matthew Cypher, Ph.D.

- Director of the Steers Center for Global Real Estate and Atara Kaufman Professor of Real Estate at Georgetown University's McDonough School of Business
- Former director at Invesco Real Estate (NYSE: IVR) where he was responsible for oversight of the Underwriting Group, which acquired $10.2 billion worth of institutional real estate
- Underwrote $1.5 billion of acquisitions and oversaw the Valuations group, which marked to market Invesco's more than $13 billion North American portfolio
- Penn State University (B.S.); Texas A&M University (M.S. and Ph.D.)

Lori Wittman

- Served as the Chief Financial Officer for Care Capital Properties, Inc. (NYSE: CCP) ("Care Capital"), a publicly-traded REIT which was originally formed as a spin-off from Ventas, Inc. (NYSE: VTR) ("Ventas") and owned over 340 healthcare properties nationwide and had an enterprise value of approximately $3.5 billion prior to its acquisition by Sabra Healthcare in August 2017.
- University of Chicago (M.B.A., Finance & Accounting); University of Pennsylvania (M.C.P., Housing & Real Estate Finance) Clark University (B.A.)

Ronald Marston

- Founder and CEO of Health Care Corporation of America (HCCA) Management Company, originally a subsidiary of Hospital Corporation of America (HCA)
- 30+ years in international healthcare focused on healthcare systems with prior experience developing the Twelfth Evacuation Hospital in Vietnam
- Tennessee Technological University (B.S.); California Western University (Ph.D.)

Dr. Roscoe Moore

- Rear Admiral (Retired) and Chief Veterinary Medical Officer of United States Public Health Service
- Former Assistant United States Surgeon General, point person for global development support with a focus on less developed countries
- Epidemic Intelligence Service Officer with the U.S. Centers for Disease Control and Prevention (CDC)
- Tuskegee University (B.S. & DVM); University in Michigan (M.P.H.); Johns Hopkins University (Ph.D.)

Paula Crowley

- Over 40 years of real estate experience including as Development Director with The Rouse Company
- Co-founder and CEO of Anchor Health Properties until 2015, Chairman from October 2015 through November 2017 and as its Chair Emeritus since November 2017
- Received a BA from Middlebury College, a Masters in City Planning from the University of Pennsylvania and an MBA from the University of Pennsylvania Wharton School

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Interested Directors Jeffrey Busch, Chairman ▪ Over 20 years of experience in healthcare, real estate development, management and investment ▪ Former assistant to the U.S. Secretary of Housing & Urban Development ▪ United States Special Representative to United Nations in Geneva ▪ Developed large - scale residential, commercial, hospitality and retail properties Zhang Jingguo, Director ▪ Approximately 20 years experience in real estate development in China ▪ Serves as President of Henan Real Estate Chamber of Commerce ▪ Co - founder of Henan Zensun Real Estate, one of the top 100 property development companies in China ▪ Honored with many awards as an outstanding developer and contributor to the Henan real estate industry ▪ Supervisor for Henan Hongguang Real Estate Limited, a company engaged in property development in China ▪ Supervisor for Henan Zensun Corporate Development Company Limited, a company engaged in construction and management in China ▪ University College London (B . S) ; Beijing Forestry University (B . S) ; University of Leicester (MA) ; Zhang Huiqi, Director 27

Calculation of EBITDA (unaudited, in thousands) 28 Three Months Ended Year Ended March 31, 2018 December 31, 2017 December 31, 2017 Net Income (loss) (1) $ 1,901 $ 1,249 $ (87) Interest Expense 2,684 2,168 7,435 Depreciation and Amortization Expense 3,671 3,303 10,001 EBITDA $ 8,256 $ 6,720 $ 17,349 (1) Before preferred dividends and results attributable to noncontrolling interest.

Reconciliation of FFO

(unaudited, in thousands)

GLOBAL MEDICAL REIT

	Three Months Ended		Year Ended
	March 31, 2018	December 31, 2017	December 31, 2017
Net Income (loss)	**$ 1,901**	**$ 1,249**	**$ (87)**
Less: Preferred Stock Dividends	(1,455)	(1,456)	(1,714)
Depreciation and Amortization Expense	3,671	3,303	10,001
Amortization of Above Market Leases	113	115	129
FFO	**$ 4,230**	**$ 3,211**	**$ 8,329**

Funds from operations ("FFO") is a non-GAAP financial measure within the meaning of the rules of the SEC. The Company considers FFO to be an important supplemental measure of its operating performance and believes FFO is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. In accordance with the National Association of Real Estate Investment Trusts' ("NAREIT") definition, FFO means net income or loss computed in accordance with GAAP before non-controlling interests of holders of operating partnership units, excluding gains (or losses) from sales of property and extraordinary items, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs), and after adjustments for unconsolidated partnerships and joint ventures. The Company did not incur any gains or losses from the sales of property or record any adjustments for unconsolidated partnerships and joint ventures during the quarters ended March 31, 2018 and 2017. Because FFO excludes real estate related depreciation and amortization (other than amortization of deferred financing costs), the Company believes that FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from the closest GAAP measurement, net income or loss

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